Eagle Small Cap Stock Fund
Summary Prospectus | 2.28.2013

Class A EGSAX	Class C EGSCX	Class I EGSJX	Class R-3 EGSRX	Class R-5 EGSTX	Class R-6 EGSVX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to EagleFundServices@eagleasset.com. The fund’s Prospectus and SAI, both dated February 28, 2013, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle Small Cap Stock Fund (“Small Cap Stock Fund” or the “fund”) seeks capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 25 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	1.12%	1.30%	1.12%	1.30%	1.30%	1.30%
Total Annual Fund Operating Expenses (c)	1.97%	2.90%	1.72%	2.40%	1.90%	1.90%
Fee Waiver and/or Expense Reimbursement	(0.47)%	(0.60)%	(0.77)%	(0.70)%	(0.95)%	(1.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	2.30%	0.95%	1.70%	0.95%	0.85%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Other expenses are estimated.
(c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2014 as follows: Class A – 1.50%, Class C – 2.30%, Class I - 0.95%, Class R-3 - 1.70%, Class R-5 - 0.95%, and Class R-6 - 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3
Class A	$620	$1,021
Class C	$333	$841
Class I	$97	$467
Class R-3	$173	$682
Class R-5	$97	$505
Class R-6	$87	$495

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance.  The fund has not been in existence for a full calendar year, and thus, does not yet have a portfolio turnover rate.

Principal investment strategies | During normal market conditions, the Small Cap Stock Fund seeks to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies. The fund’s portfolio managers consider small-capitalization companies to be those companies that, at the time of purchase, have a market capitalization equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period (approximately $5.2 billion during the 12-month period ended December 31, 2012).

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Eagle Mutual Funds
SUMMARY OF SMALL CAP STOCK FUND  |  2.28.2013

Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and convertible preferred stock. Although the fund’s primary focus is on the equity securities of small-capitalization companies, the fund also may own a variety of other securities that, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals. These securities include investment in other investment companies or exchange-traded funds.

When making their investment decisions, the portfolio managers generally focus on investing in the securities of small-capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value.  The portfolio managers utilize a three-pronged investment philosophy when evaluating potential additions to the fund’s portfolio – Quality, Valuation and Balance.  The portfolio managers seek quality by investing in companies with superior cash-flow generation, management teams with a successful record of business-strategy execution, sustainable growth and a defensive business model. They seek attractive valuation using market fluctuations as opportunistic entry points. Finally, the portfolio managers attempt to balance the portfolio through sector-weight policies that provide diversification across major economic sectors.  The fund will sell securities when the portfolio managers believe they have become overvalued or if they no longer meet the portfolio managers’ investment criteria.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The values of most debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks:

●	Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;
●
Market timing risk arises because certain types of securities in which the fund invests, including small-cap securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

●	Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, and more volatile performance, compared to larger, more established companies;
●
Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that by investing in another investment company or ETF the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations;

●
Small-cap company risk arises because small-cap companies may have less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and limited access to capital, compared to larger, more established companies;

●	Stock market risk is the risk of broad stock market decline or decline in particular holdings; and
●	Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market.

Performance | No performance information is presented because the fund has not been in existence for a full calendar year and, thus, does not have performance history for a complete calendar year. In the future, performance information will be presented in this section. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Investment Adviser | Eagle Asset Management, Inc., is the fund’s investment adviser.

Portfolio Managers | Charles Schwartz, CFA®, Betsy Pecor, CFA®, and Matthew McGeary, CFA®, are Co-Portfolio Managers of the fund and are jointly responsible for the day-to-day management of the fund. Mr. Schwartz, Ms. Pecor and Mr. McGeary have been Co-Portfolio Managers of the fund since its inception in 2012.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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